Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated November 18, 2016
to the Prospectus dated July 1, 2016,
as supplemented August 5, 2016 and October 5, 2016

This supplement updates information in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective immediately, Wells Capital Management, Inc. (“WellsCap”) will serve as a sub-adviser for the Fund’s U.S. low volatility strategy. As of September 30, 2016, WellsCap had approximately $15 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to WellsCap by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s annual report dated February 28, 2017 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of WellCap’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to WellsCap:

•
Harin de Silva, Ph.D., CFA, joined Analytic Investors, LLC (“Analytic”), a wholly-owned subsidiary of WellsCap, in 1995, where he currently serves as a President and Portfolio Manager. Mr. de Silva is responsible for Analytic’s strategic direction and the ongoing development of its investment processes. As a portfolio manager, he focuses on the ongoing research efforts.

•
Dennis Bein, CFA, joined Analytic in 1995, where he currently serves as Chief Investment Officer and Portfolio Manager. Mr. Bein oversees the implementation of the firm’s investment strategies. He is a major contributor to the firm’s ongoing research efforts, as well as new product development and strategy applications. As a portfolio manager, Dennis focuses on day-to-day portfolio management and research related to equity-based investment strategies.

•
Ryan Brown, CFA, joined Analytic in 2007, where he currently serves as Portfolio Manager. Mr. Brown is responsible for the day-to-day portfolio management and trading for U.S. equity-based investment strategies. He also contributes to the ongoing research efforts of these strategies.

Please retain this supplement for future reference.

Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated November 18, 2016
to the Statement of Additional Information dated July 1, 2016, as supplemented August 5, 2016 and October 5, 2016

This supplement updates information in the Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with the SAI.

Effective immediately, Wells Capital Management, Inc. (“WellsCap”) will serve as a sub-adviser to the Fund. For the services provided pursuant to its sub-advisory agreement, WellsCap is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to WellsCap by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

WellsCap serves as a sub-adviser to another series of the Trust and, therefore, certain information regarding WellsCap already is included in the SAI. Below is new information specific to WellsCap’s services to the Fund.

Other Accounts Managed. The portfolio managers responsible for the day-to-day management of the Fund are Harin de Silva, Dennis Bein and Ryan Brown. In addition to managing assets of the Fund, Messrs. De Silva, Bein and Brown manage or advise other accounts on behalf of WellsCap. The table below provides information as of September 30, 2016 about the other accounts over which the portfolio managers have day-to-day investment responsibility.

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Harin de Silva
Registered Investment Companies	13	$5,374.6	0	$0
Other Pooled Investment Vehicles	19	$2,308.8	3	$214.9
Other Accounts	33	$7,310.2	2	$265.9

Dennis Bein
Registered Investment Companies	10	$2,975.6	0	$0
Other Pooled Investment Vehicles	19	$2,308.8	3	$214.9
Other Accounts	32	$7,001.4	2	$265.9

Portfolio Manager	Total Accounts		Accounts With Performance-Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Ryan Brown
Registered Investment Companies	5	$1,524.2	0	$0
Other Pooled Investment Vehicles	6	$434.5	2	$68.2
Other Accounts	20	$4,873.8	1	$234.7

Ownership of Fund Shares. The portfolio managers do not own any shares of the Fund.

Proxy Voting. Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages. WellsCap’s proxy voting policy and procedures are attached.

Please retain this supplement for future reference.

2

Analytic Investors, LLC

Proxy Voting Policy and Procedure

On October 1, 2016, Wells Capital Management’s (“WellsCap”) acquisition of Analytic Investors, LLC (“Analytic”) was completed. WellsCap exercises oversight and supervises the activities of Analytic and its employees in supporting WellsCap in the management of certain WellsCap client accounts that have selected Analytic investment strategies. The following proxy voting policies will govern this account and be implemented by Analytic with proper oversight and control by WellsCap.

Analytic assumes a fiduciary responsibility to vote proxies in the best interest of its clients. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight
Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. The firm’s Chief Operating Officer and Chief Compliance Officer monitor policies and procedures governing proxy voting. Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies. To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service
The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record. Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines. A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest
Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests. A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify Analytic. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Chief Compliance Officer or Chief Operating Officer will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service. Analytic will not override the voting guidelines of the Proxy Service. A record of the voting by Analytic will be retained by the Chief Compliance Officer.

Voting Guidelines
Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients. A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

Proxy Voting Record
The Chief Compliance Officer will ensure the Proxy Service can provide, on demand, a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report
Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Chief Compliance Officer at 1-800-618-1872 or compliance@aninvestor.com. The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service;
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic);
•	Records of votes cast on behalf of clients;
•	Records of written client requests for voting information;
•	Records of written responses from Analytic to both written and verbal client requests; and
•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.